

Mercantile Bank Corporation + Eastern Michigan Financial Corporation

Building the Premier Michigan Bank

July 22, 2025

Forward-Looking Statements and Additional Information

Forward-Looking Statements

This presentation contains statements or information that may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: "anticipate," "intend," "plan," "goal," "seek," "believe," "project," "estimate," "expect," "strategy," "future," "likely," "may," "should," "will," and similar references to future periods. Any such statements are based on current expectations that involve a number of risks and uncertainties. Actual results may differ materially from the results expressed in forward-looking statements. Factors that might cause such a difference include the businesses of Mercantile and EFIN may not be combined successfully, or such combination may take longer than expected; the cost savings from the merger may not be fully realized or may take longer than expected; operating costs, customer loss and business disruption following the merger may be greater than expected; governmental approvals of the merger may not be obtained, or adverse regulatory conditions may be imposed in connection with governmental approvals of the merger or otherwise; the shareholders of EFIN may fail to approve the merger; the interest rate environment may compress margins and adversely affect net interest income; the risks associated with continued diversification of assets and adverse changes to credit quality; and difficulties associated with achieving expected future financial results. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in MBWM's reports (such as the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission (the "SEC") and available at the SEC's website at www.sec.gov. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to MBWM or EFIN or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Except as required by law, MBWM and EFIN do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statement is made.

No Offer or Solicitation

This presentation is being issued with respect to the proposed merger transaction involving MBWM and EFIN. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or the solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Additional Information and Where to Find It

In connection with the proposed merger transaction, MBWM expects to file with the SEC a Registration Statement on Form S-4 (the "Registration Statement") that will include a Preliminary Proxy Statement of EFIN and a Preliminary Prospectus of MBWM, as well as other relevant documents concerning the proposed transaction. After the Registration Statement is declared effective, EFIN will mail a Definitive Proxy Statement/Prospectus to its shareholders. This communication is not a substitute for the Proxy Statement/Prospectus or Registration Statement or for any other document that MBWM or EFIN may file with the SEC and send to EFIN's shareholders in connection with the proposed merger transaction. Shareholders of EFIN are urged to read carefully the Registration Statement and accompanying Proxy Statement/Prospectus regarding the proposed merger transaction when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information.

Free copies of the Proxy Statement/Prospectus included in the Registration Statement, as well as other filings containing information about MBWM, EFIN, and the proposed transaction, may be obtained at the SEC's Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from MBWM at www.ir.mercbank.com under the tab "SEC Filings" and from EFIN at https://www.emb.bank/ under the tab "Investors" or by requesting them in writing or by telephone from MBWM at: Mercantile Bank Corporation, 310 Leonard Street NW, Grand Rapids, Michigan, 49504, ATTN: Corporate Secretary; Telephone (616) 406-3000 or by requesting them in writing or by telephone from EFIN at: Eastern Michigan Financial Corporation, 65 N. Howard Ave, Croswell, MI 48422, ATTN: Corporate Secretary; Telephone (810) 679-2500.

Participants in the Solicitation

MBWM, EFIN, and certain of their respective directors and executive officers, under the rules of the SEC may be deemed to be participants in the solicitation of proxies from EFIN's shareholders in favor of the approval of the Merger Agreement. Information about such directors and executive officers of MBWM and their direct or indirect interests, by security holdings or otherwise, can be found under the headings "Director Compensation," "Director Independence," "Executive Compensation," and "Security Ownership" in MBWM's definitive proxy statement in connection with its 2025 annual meeting of shareholders, as filed with the SEC on April 4, 2025 (available at: https://www.sec.gov/ix?doc=/Archives/edgar/data/1042729/000143774925010959/mbwm20250323_def14a.htm), and other documents subsequently filed by MBWM with the SEC. To the extent holdings of common stock by its directors or executive officers have changed since the amounts set forth in MBWM's definitive proxy statement in connection with its 2025 annual meeting of shareholders, such changes have been or will be reflected in filings with the SEC on Form 3 (Initial Statement of Beneficial Ownership of Securities), Form 4 (Statement of Changes in Beneficial Ownership) or Form 5 (Annual Statement of Beneficial Ownership of Securities) (which are available at EDGAR Search Results https://www.sec.gov/cgi-bin/own-disp?action=getissuer&CIK=0001042729). Further information regarding the direct or indirect interests of the directors and executive officers of MBWM, along with information about the directors and executive officers of EFIN and their direct or indirect interests and information regarding the interests of other persons who may be deemed participants in the solicitation, may be obtained by reading the Proxy Statement/Prospectus included in the Registration Statement regarding the Merger when it becomes available. Free copies of this document may be obtained as described above.

FOR FURTHER INFORMATION:

MEDIA:
Nichole Kladder
CMO, Mercantile Bank
616-242-7760
nkladder@mercbank.com

INVESTORS:
Chuck Christmas
CFO, Mercantile Bank Corporation
616-726-1202
cchristmas@mercbank.com

Transaction Rationale

Strategic Fit

- Eastern's superior deposit franchise (#1 in Michigan)[1] and liquidity directly address key strategic priorities of Mercantile
- Significant excess liquidity to lower Mercantile's loan-to-deposit ratio
- Market expansion into Eastern Michigan with a quality, established franchise and the opportunity to further scale deposit relationships
- Minimized risk due to cultural alignment, manageable asset size, liquid balance sheet, and clean asset quality

Operational Fit

- Mercantile is a strong commercial bank with a robust mortgage banking operation that can capitalize on Eastern's position in the market and existing clientele
- Opportunity to further scale Mercantile's public unit deposits team with Eastern's experience and expertise
- Lack of market overlap expected to preserve customer-facing jobs, be minimally disruptive to existing customers, and protect the stellar deposit base
- Eastern team brings substantial Jack Henry expertise which will be beneficial during Mercantile's planned core conversion to Jack Henry in 2027

Financially Attractive

- Strong double-digit earnings accretion
- Manageable mid-single-digit tangible book value dilution, mid-3-year earnback (crossover method)
- Pro forma capital ratios remain strong
- Liquidity profile improved

Source: S&P Global Market Intelligence.
(1) Based on the lowest most recent quarter cost of deposits among Michigan-headquartered banks and thrifts with total assets over $250 million; excludes merger targets, mutual institutions, and Ally Financial Inc.

Acquisition of Eastern Michigan Financial Corporation

Contiguous Branch Footprint



MBWM
EFIN (12)[2]
Lansing
Flint
Waterford
Ann Arbor

Unique and Attractive Partner

- *Top-Tier Deposit Franchise*
- *Strong History of Profitability*
- *Extremely Low Cost of Funding*
- *Great Liquidity*
- *Strong Asset Quality*

Financial Highlights[1]

Balance Sheet (MRQ)

$505M Assets	
$208M Gross Loans	**$449M** Total Deposits
46% Loans / Deposits	**0.42%** Cost of Deposits
99% Core Deposits	**10.4%** TCE / TA

Profitability (LTM)

3.78% NIM	
1.34% ROAA	**15.3%** Core ROATCE

Asset Quality

(.07%) LTM NCOs / Avg. Loans	**0.20%** MRQ NPAs / Assets

Source: Company Documents; S&P Global Market Intelligence.
(1) EFIN consolidated financial data as of June 30, 2025.
(2) Excludes one loan production office (66 N. Howard Ave, Croswell).

Mercantile Bank Corporation

#1 Deposit Franchise in Michigan

0.42%	99%	28%	46%	20+ yr
Cost of Deposits	Core Deposits	Noninterest Bearing Deposits	Loans-to-Deposits	Avg. Relationship with Top 25 Depositors

Lowest Cost of Deposits in Michigan[1]


MRQ Cost of Deposits
Eastern Michigan Financial Corporation
#1 of 45
Paired with a highly liquid balance sheet – 46% loans-to-deposits
0.42%

...Improving Mercantile's Position vs Peers[2]


MRQ Cost of Deposits
2.08%
2.24%

Fundamentally Attractive Deposit Franchise...

- **"Sticky" relationships,** with a 20+ year average tenure amongst the top 25 depositors
- **Core-funded,** with over 95% in non-CD deposits, zero brokered deposits, and 99% total core deposits
- **Reliable, low-cost liquidity,** including ~$100 million from long-tenured public fund checking accounts (not collateralized)

...That Addresses Key Strategic Priorities

- **Improved L/D ratio,** and opportunity to redeploy additional liquidity through Mercantile's strong commercial engine
- **Local deposit growth** via market expansion in eastern Michigan and Eastern's established public funds franchise
- **Lowered cost of deposits,** improving Mercantile's positioning versus peers and enhancing profitability

Mercantile is retaining key personnel connected to the deposit franchise to maintain existing and develop new relationships

Source: Company Documents; S&P Global Market Intelligence. Note: Excludes purchase accounting or transaction related adjustments.
Note: MBWM and EFIN financial data as of June 30, 2025. Peer financial data as of most recent quarter.
(1) Includes Michigan headquartered banks and thrifts with total assets greater than $250 million; excludes merger targets, mutuals, and Ally Financial Inc.
(2) Mercantile proxy peer group per 2025 proxy statement. Peers adjusted for pending/recently completed acquisitions.

Mercantile Bank Corporation

Pro Forma Loan & Deposit Composition

	Mercantile Bank Corporation	Eastern Michigan Financial Corporation	Mercantile Bank Corporation + Eastern Michigan Financial Corporation

Loan Composition



Cons. & Other 2%
Resi. RE 19%
Const. & Land 11%
CRE (OO) 15%
CRE (NOO) 22%
Multi. 5%
C & I 26%
Farm & Ag. 0%
$4.7B
Total Loans



Cons. & Other 11%
Resi. RE 16%
Const. & Land 4%
CRE (OO) 23%
CRE (NOO) 13%
Multi. 1%
C & I 10%
Farm & Ag. 22%
$0.2B
Total Loans



Cons. & Other 3%
Resi. RE 19%
Const. & Land 11%
CRE (OO) 15%
CRE (NOO) 22%
Multi. 5%
C & I 25%
Farm & Ag. 1%
$4.9B
Total Loans

Yield on Loans: 6.32%	Yield on Loans: 6.33%	Yield on Loans: 6.32%

Deposit Composition



Jumbo TD (>$100k) 17%
NIB 25%
Retail TD (≤$100k) 5%
IB Demand, Savings & MMDA, 54%
$4.7B
Total Deposits



Retail TD (≤$100k) 3%
Jumbo TD (>$100k) 1%
NIB 28%
IB Demand, Savings & MMDA, 68%
$0.4B
Total Deposits



Jumbo TD (>$100k) 15%
NIB 25%
Retail TD (≤$100k) 5%
IB Demand, Savings & MMDA, 55%
$5.2B
Total Deposits

Cost of Deposits: 2.24%	Cost of Deposits: 0.42%	Cost of Deposits: 2.08%
Loans / Deposits: 100%	Loans / Deposits: 46%	Loans / Deposits: 95%

Source: Company Documents; S&P Global Market Intelligence. Note: Excludes purchase accounting or transaction related adjustments.
Note: Loan yield, deposit cost, deposit composition and aggregate balances are based on BHC GAAP data as of June 30, 2025.
Note: Loan composition is based on bank-level regulatory data as of June 30, 2025.

Transaction Summary

Transaction Structure & Consideration	• Aggregate transaction value of approximately $95.8 million(1)(2) • Fixed exchange ratio of 0.7116 MBWM shares plus $32.32 in cash for each EFIN share outstanding equating to $67.01 per share of EFIN common stock(1) • Consideration mix of approximately 52% stock / 48% cash • Outstanding stock options to be exchanged for cash – approximately $8.8 million
Valuation(1)	• Purchase price represents 1.65x Tangible Book Value, or 1.52x excluding AOCI, as of June 30, 2025 • 12.9x Price / LTM GAAP Earnings • 6.0x Price / 2026E Earnings + Fully Phased-In Synergies • 9.7% Core Deposit Premium
Ownership	• 95% MBWM / 5% EFIN
Organizational Structure	• One EFIN director to join MBWM Board at close; term through 2027 annual meeting • Key EFIN management to maintain in market leadership roles • MBWM to form an advisory board post-closing, comprised of existing EFIN board members
Synergies	• Cost savings expected to be approximately $5.4 million pre-tax, or ~40% of EFIN's NIE(3) • 55% realized in 2026, 94% realized in 2027 and 100% realized thereafter • Redeploy portion of excess liquidity over course of year one at ~3% spread
Loan Credit Mark	• Gross credit mark discount of $2.4 million, or 1.17% of EFIN's gross loans • Credit mark split between 40% PCD and 60% non-PCD • Does not include the CECL "double count" or include any non-PCD accretion
Purchase Accounting & Fair Value Adjustments (pre-tax)	• AFS securities loss of $5.4 million accreted over 4 years straight line (no impact to tangible common equity at close) • HTM securities mark down of $0.1 million accreted over 4 years straight line • Loan interest rate mark down of $2.4 million accreted over 3 years straight line • Other fair value marks: $2.0 million net increase to equity • Core Deposit Intangible equal to 3.0% of non-time deposits, amortized over 10 years using sum-of-years digits
Transaction Costs (pre-tax)	• $7.8 million, fully reflected in pro forma TBV dilution at closing
Timing & Approvals	• Subject to customary regulatory approvals and EFIN shareholder approval • Anticipated closing in 4Q'25

Pro Forma Financial Impacts

~11% Fully Phased-In GAAP EPS Accretion	~12% Fully Phased-In Cash EPS Accretion
~(6%) TBV per share Dilution at Close	~(5%) TBV per share Dilution at Close (ex. Rate Marks)
~3.6 TBV per share Earnback (Years) Crossover Method	~3.1 TBV per share Earnback (Years) Static Method (ex. Rate Marks)
~9% Pro Forma TCE	~14% Pro Forma TRBC

Source: Company Documents; S&P Global Market Intelligence; FactSet.
Note: MBWM and EFIN financial data as of June 30, 2025.
(1) Based on MBWM spot price of $48.75 as of market close on 7/21/2025.
(2) Based on 1,298,401 EFIN shares outstanding.
(3) Noninterest expense excludes amortization expense related to intangibles.

Mercantile Bank Corporation

Conclusion & Key Takeaways

- *Eastern Michigan checks multiple boxes based on Mercantile's strategic initiatives*
- *Entering new markets with an established, quality franchise with great talent*
- *Lowers the loan-to-deposit ratio, enhances the deposit franchise, and increases balance sheet liquidity*
- *Clean credit profile, strong profitability, and digestible size minimize transaction risk*
- *Shared culture of excellent customer service and investing in our communities*
- *Pro forma franchise positioned for continued growth and momentum*